Exhibit 99.1

0 Morgan Stanley Global Consumer Conference November 13, 2012 New York City Kathy MacDonald Vice President – Investor Relations Pete Leemputte Executive Vice President and CFO

1 Safe Harbor Statement Forward-Looking Statements Certain statements in this presentation are forward looking as defined in the Private Securities Litigation Reform Act of 1995. These statements, which are identified by words such as “expects,” “intends” and “believes,” involve certain risks, uncertainties and assumptions that may cause actual results to differ materially from expectations as of the date of this presentation. These risks include, but are not limited to: (1) the ability to sustain brand strength, particularly the “Enfa” family of brands; (2) the effect on the company’s reputation of real or perceived quality issues; (3) the adverse effect of commodity costs; (4) increased competition from branded, private label, store and economy-branded products; (5) the effect of an economic downturn on consumers’ purchasing behavior and customers’ ability to pay for product; (6) inventory reductions by customers; (7) the adverse effect of changes in foreign currency exchange rates; (8) the effect of changes in economic, political and social conditions in the markets where we operate; (9) legislative, regulatory or judicial action that may adversely affect the company’s ability to advertise its products or maintain product margins; (10) the possibility of changes in the Women, Infant and Children (WIC) program, or participation in WIC; and (11) the ability to develop and market new, innovative products. For additional information on these and other factors, see the risk factors identified in the company’s periodic reports, including the annual report on Form 10-K for 2011, quarterly reports on Form 10-Q and current reports on Form 8-K, filed with, or furnished to, the Securities and Exchange Commission, available upon request or at www.meadjohnson.com. The company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Factors Affecting Comparability—Non-GAAP Financial Measures This presentation contains non-GAAP financial measures, including non-GAAP net sales, EBIT, earnings and earnings per share information. The items included in GAAP measures, but excluded for the purpose of determining non-GAAP net sales, EBIT, earnings and earnings per share, are IT separation and other costs (Specified Items). In addition, other items include the tax impact on Specified Items. Non-GAAP net sales, EBIT, earnings and earnings per share information adjusted for these items is an indication of the company’s underlying operating results and intended to enhance an investor’s overall understanding of the company’s financial performance. In addition, this information is among the primary indicators the company uses as a basis for evaluating company performance, setting incentive compensation targets and planning and forecasting of future periods. This information is not intended to be considered in isolation or as a substitute for financial measures prepared in accordance with GAAP. Tables that reconcile GAAP to non-GAAP disclosure are included in the Appendix. For more information: Kathy MacDonald Vice President – Investor Relations Mead Johnson Nutrition Company 847-832-2182 kathy.macdonald@mjn.com November 2012

2 Only competitor solely focused on pediatric nutrition Enfa: The leading global brand in high-growth category Strong marketing and science-based product innovation Manufacturing and R&D facilities in Asia, Latin America, U.S. and Europe Mead Johnson Nutrition Global, focused pediatric nutrition company 2011 Sales: $3,677 MM

3 With a comprehensive portfolio of Specialty, Solutions, Routine Infant and Children’s products Broad Product Offering

4 Growth Industry Source: ERC market report (June 2012) Asia Latin America North America Europe ME/Africa Total $6.5 $3.0 $1.2 $1.5 $0.7 $12.9 Growth 2012E-2017E 50% 23% 10% 12% 5% 100% % of Total Growth ` 7.8% CAGR Retail Market Sales ($B)

5 Key Drivers of Longer Term Growth Vocabulary Infant/Children Volumes, kg per Birth 2008 2011 Growing Middle Class with More Working Women1 A Strong Desire to Buy the Best Nutrition for Infants/Children2 Low Consumption of IF/CN in Emerging Markets3 Product Innovation and Science-Based Benefits4 Source: Goldman Sachs Source: Nielsen (December 2011) for markets which represent approx. 90% of total MJN Infant/Children sales. Source: ERC market report (June 2012); CIA World Fact Book. Abstract: Colombo et al., Pediatric Academic Societies Meeting, Denver CO, May 2011 Billions of People (with incomes greater than $6,000) PPVT Standardized Score at 5 Years % of Global IF/CN Category Sales Enfamil

6 Scientific Research Drives Innovation Respiratory Health Immune Health Allergy Management Cognitive Development More than a decade of clinical studies demonstrating improved cognitive development through 18 months of age Proprietary prebiotic blend designed to soften stools and foster the growth of bifidobacteria throughout the intestine similar to breast milk Clinical studies involving more than 1200 infants and young children Demonstrated to support respiratory health and immune outcomes in the first three years of life Mead Johnson has a long history of science-based and clinically-proven product innovation.

7 Products Launched in 2011 Products Launched in 2012 Strong Pipeline of Innovation

8 Highlights Comprehensive Quality Program Efficient global manufacturing with optimal utilization and required flexibility Strategic procurement with competitive pricing agreements Manufacturing sites -- In-house and Third-Party Manufacturer (TPM) Top-tier Quality, Efficiency and Productivity An integrated global supply chain delivering superior results

9 Proven Demand Generation Model In-Store Display / Education Digital Mobile Source for claim: Wolters Kluwer Pharma Solutions Consumer Products Group Performance Measurement Report In - Store In - Store In - Hospital and with HCPs In - Hospital and with HCPs At Home At Home New Facebook HCP/Hospital Materials Medical Education Doctor Recommended Direct Mail Newspaper Insert Web site

10 The China Opportunity Source: Brand tracking study, Mead Johnson commissioned third party study. Sample: Mothers with children aged newborn to three years old with IMF feeding. Strong Brand Equity World’s Largest market $8 billion category Expanding Middle Class Reaching 45% of total China population by 2015 Competitive and fragmented market Over 30 competitors Geographically vast Significant opportunity in top-tier and lower-tier cities Market Characteristics Improves a child ’ s learning process 100% imported milk source Complete & balanced nutrition Has high level of DHA MNC 2 MNC 1 Enfa Low High Brand Attribute Ratings

11 China Premium Mix % of Category Volume Chinese market continues to mix toward High Premium category where we compete No evidence to suggest that consumers are moving to lower priced segments High Premium Super High Premium Low Premium Non-Premium 100% 100% 100% Note: Nielsen retail audit data annual volume average. Price tier data based on market-level categorization of specific brands. 2009 2011 1H 2012

12 China/Hong Kong Market Share Market Share %: Nielsen retail audit panel by September 2012, with coverage rate adopted. 0 2 4 6 8 10 12 14 16 18 20 Sep-09 Dec-09 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Market Share % 2 MNC 4 LOCAL 3 MNC MJN 5 MNC Value Share New product launch in Q2 with double digit price increase

13 MJN China Inventory and Market Share Market Share No full year Inventory impact Avg. Share China Distributors’ Inventory Build and Depletion China/HK Market Share In Q3 regained ~ 60% of share lost in Q2 Market Share %: Nielsen retail audit panel by September 2012, with coverage rate adopted.

14 2012 Product Innovation Helps meet Expert recommendations for daily DHA intake Market Value Share %: Nielsen children’s market share Value Share % Asia Market – Launched August 2011 Asia Market – Launched August 2011 10% 15% 20% 25% Base Period Mths 1-3 Mths 4-6 Mths 7-9 Value Share % Latin America Market – Launched October 2011 Latin America Market – Launched October 2011 10% 15% 20% Base Period Mths 1-3 Mths 4-6 Mths 7-9 Mead Johnson - Children's Mead Johnson - Children's

15 “Echo Boom” women have entered the prime childbearing age “Intended” number of children of 2 births per woman has remained roughly consistent for nearly 50 years Recovery from unfounded media reports in December 2011 Challenges However United States Near Term Challenges, But Reason for Future Optimism Source: CDC – Center of Disease Control and Prevention: Provisional data from the National Vital Statistics System, National Center for Health Statistics, CDC, ended June 2012 Breastfeeding rates based on Proprietary Research. Female unemployment data from the Bureau of Labor Statistics. Breastfeeding increases in economic downturn CDC reports declining U.S. births (5.0%) (2.5%) 0.0% 2.5% 5.0% 2H05 1H06 2H06 1H07 2H07 1H08 2H08 1H09 2H09 1H10 2H10 1H11 2H11 1H12 Newborn sales returned 2000 2002 2004 2006 2008 2010 2012 YTD Breastfeeding Rate Female Unemployment Breastfeeding Rate Over Time Change in Births Weekly Newborn POS $ Sales 3/5/2011 4/5/2011 5/5/2011 6/5/2011 7/5/2011 8/5/2011 9/5/2011 10/5/2011 11/5/2011 12/5/2011 1/5/2012 2/5/2012 3/5/2012 4/5/2012 5/5/2012 6/5/2012 7/5/2012 8/5/2012 Newborn Media Issue

16 MJN is an Established Market Leader in Asia Greater China Markets with no direct MJN presence SE Asia Industry – Large, premium and fast growing MJN has a strong competitive position with consistent double-digit sales growth Industry – Large, split premium and mass MJN competes primarily in premium segment Vietnam Thailand Malaysia Philippines #3 #2 #1 #2 #1 HK China # Premium segment market position. Based on Nielsen data.

17 17 MJN well-positioned in key markets Focused business development to support growth ambition Latin America contributes to significant industry growth Latin America is a Key Pillar of Growth Source: ERC market report (June 2012) 2006 2011 2015 Sales $MM USD $1B Latin America Sales Mead Johnson Latin America Sales 0 1 2 3 4 5 2006 2011 2017 Estimated Latin America Retail Market Sales ($B) 6% 14% % of Global Category Sales

# Poised for Faster Growth in Latin America


Bebé
Smooth Acquisition transition

Markets with no direct or significant MJN presence

\# Premium segment market position. Based on Nielsen/IMS

## Mexico

- **Industry** – Large market with significant headroom for growth
- Our third largest market globally

| | |
|---|---|
| Mexico | #1 |

## South & Central America

- **Industry** – Under developed premium category
- MJN has strong double-digit growth
- Argentine acquisition enables faster Southern cone growth

| | |
|---|---|
| Peru | #1 |
| Colombia | #1 |
| Ecuador | #1 |
| Argentina[1] | #1 |

## Brazil

- **Industry** – Under developed premium category
- Seed market and already in MJN "top 10" countries
- MJN leader in the Nutritional Complement category

1. Based on segments served by SanCor Bebé brand.

MJN Proprietary Information 18

19 Financial Overview

20 Strong Financial Performance All data shown on a non-GAAP basis. See the appendix for a reconciliation of GAAP to non-GAAP data. * Guidance provided in Third Quarter Press Release dated October 25, 2012 $ 1 . 63 $ 1 . 72 $ 1 . 90 $ 2 . 23 $ 2 . 42 $ 2 . 79 $ 2 . 3 $ 2 . 5 $ 2 . 8 $ 2 . 8 $ 3 . 1 $ 3 . 8 - $ 3 . 9 $ 3 . 7 2006 2007 2008 2009 2010 2011 2012 E* Sales, $ B EPS +9% 6~7% +3% +10% +7% Constant $ Sales Growth $3.02 - $3.07 +14% 8% Sales CAGR (2006 - 2010)

21 WIC* Program 52% of babies born in the U.S. were covered by WIC in 2011 MJN remains WIC segment leader 3% of MJN Global 2011 Net Sales 10% of MJN U.S. Net Sales Change in 2012 MJN contacts: New Jersey +2% WSCA – Soy +1% Arkansas/N. Carolina/New Mexico (5%) No MJN contracts up for renegotiation through end of 2014 Less volatility in sales and market share *WIC = Special Supplemental Nutrition Program for Women, Infants, Children Source: CTS and CDC.gov and MJN company analysis. WIC Contracts by Manufacturer Washington (WSCA) Oregon (WSCA) California Idaho (WSCA) Nevada (WSCA) Montana (WSCA) Utah (WSCA) Arizona (WSCA) New Mexico North Dakota South Dakota (MO/NE/SD) Nebraska (MO/NE/SD) Kansas (WSCA) Oklahoma Texas (TX/IA/MN) Minnesota (TX/IA/MN) Iowa (TX/IA/MN) Missouri (MO/NE/SD) Arkansas Wisconsin Michigan Illinois Indiana Ohio Kentucky Tennessee Alabama Georgia South Carolina North Carolina Virginia W Vir (WSCA) MD DEL NJ Pennsylvania New York CT Mass RI NH VT Maine Alaska (WSCA) Hawaii (WSCA) Colorado Wyoming (WSCA) MD, DE & DC (WSCA) ME, NH, MA, CT & RI (NEATO) Mississippi Florida S S MJN ABT Nestle Nestle Soy MJN Soy S S S S S S S S S S S S S S S S

22 Dairy Spot Prices Note: WMP = Whole Milk Powder; NFDM = Non-Fat Dry Milk $1.50 $2.50 $3.50 $4.50 Jul 09 Oct 09 Jan 10 Apr 10 Jul 10 Oct 10 Jan 11 Apr 11 Jul 11 Oct 11 Jan 12 12-Apr Jul 12 Oct 12 $ per kg Monthly Average Spot Dairy Price (No Lag) Europe WMP NA NFDM Oceania WMP

23 Importance of Productivity to Gross Margins Target 3% of COGS productivity each year Project Examples: Negotiations with suppliers Material and formulation changes Manufacturing efficiencies

24 Efficient G&A Spending Targeted to drop from 8.5% to 6.5% of sales by 2016 Solid progress made in 2012 Reduce Effective Tax Rate Strong progress since IPO Further reductions planned We will grow earnings at a faster rate than sales, absent fluctuations in commodity costs. Yet also intend to reinvest a portion of the G&A and tax savings back into the business. MJN G&A as % of Sales MJN ETR1 2 Areas of Future Leverage Non-GAAP 2012 YTD excludes prior year’s tax benefit of $0.06 per share. Including the prior year benefit, non-GAAP ETR in 2012 was 24.2%

25 Strong Cash Flow and Uses of Cash Share Repurchases $300 million authorization 2009 2010 Full Year $ in Millions 2009 2010 2011 Net Earnings (Non-GAAP) $468 $504 $584 Specified Items (GAAP) Adjustment1 ($57) ($45) ($65) Depreciation & Amortization $59 $65 $75 Change in Working Capital2 $125 ($24) ($57) Other ($18) $14 $96 Operating Cash Flow $577 $514 $633 Capital Expenditures ($96) ($172) ($110) Free Cash Flow $481 $342 $523 Net Debt $1,044 $937 $692 + 13% + 16% + 15% Adjustment to bring non-GAAP net income to GAAP reported figures, with the exception that the current MJN capital structure has been maintained in all periods shown Working capital is defined as Customer Accounts Receivable, Net Inventory, Accounts Payable (2009 excludes Bristol-Myers Squibb payables) Shown on a constant dollar basis using annual averages Quarterly Dividend Per Share

# Early Perspectives on 2013 vs. 2012

| | 2012 | 2013 |
|---|---|---|
| Sales Growth:<br>Price vs. Volume | Largely Pricing | Lower Pricing/Greater Volume |
| China Market Share | • Lower market share vs. 2011<br>• But recovering off Q2 low in second half | • Enter 2013 with lower share than Q1 2012<br>• Drive sequential quarterly improvement in 2013 |
| Inorganic Growth from Argentina Acquisition* | +1.7% to Company Sales Growth | |
| Non-Core Sales** | ~ $40 MM Sales | • Limited Sales in 2013<br>• Reduces Sales Growth by ~ 1.0%<br>• No EPS Impact |
| Dairy Costs | Headwind in 2012 | Price & Productivity expected to offset inflation |
| Gross Margin | ~62% | 62% to 63% |
| Asia Spray Dryer Start-up Costs | | Reduce EPS by $0.04 to $0.05 |
| Prior Years' Tax Benefit | Added $0.06 to EPS | - |
| Effective Tax Rate (ETR) | Excluding prior years' benefit:<br>26% to 27% | ~26% |
| Capital | ~ $175 mil | Higher, Spray Dryer construction |

* Acquisition completed in mid-March 2012
** From the close-out of U.S. adult private label contracts, divested Latin America non-core product and Europe restructuring

MJN Proprietary Information 26

27 Mead Johnson Investment Thesis Strong fundamentals for long-term category growth in emerging markets More births to growing middle class Low consumption in emerging markets Increased investments in demand-generation to drive long-term growth Industry leading innovation Long history of sales and earnings growth with record financial performance in 2012 Leverage sales growth into higher EBIT growth through G&A spending and a lower effective tax rate Also reinvest for future growth Strong and stable cash flow to fund growth initiatives, dividends and share repurchase Strong management with global experience More women in the workforce Science-based innovation

28

29 Appendix

# Reconciliation of GAAP to Non-GAAP

| | 2006 | 2007 | 2008 | 2009 | 2010 | 2011 | | | | | 2012 | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| $ in millions | FY | FY | FY | FY | FY | Q1 | Q2 | Q3 | Q4 | FY | Q1 | Q2 | Q3 |
| **Net Sales** | | | | | | | | | | | | | |
| **GAAP** | $2,345.1 | $2,576.4 | $2,882.4 | $2,826.5 | $3,141.6 | $899.8 | $932.0 | $933.9 | $911.3 | $3,677.0 | $986.6 | $1,012.3 | $921.3 |
| **Adjustments:** | | | | | | | | | | | | | |
| Operating Model | (35.9) | (35.9) | (35.9) | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 |
| **Adjusted Non-GAAP** | **$2,309.2** | **$2,540.5** | **$2,846.5** | **$2,826.5** | **$3,141.6** | **$899.8** | **$932.0** | **$933.9** | **$911.3** | **$3,677.0** | **$986.6** | **$1,012.3** | **$921.3** |
| **Gross Profit** | | | | | | | | | | | | | |
| **GAAP** | $1,494.7 | $1,627.7 | $1,802.6 | $1,851.8 | $1,992.0 | $579.8 | $602.9 | $575.6 | $556.4 | $2,314.7 | $613.1 | $640.0 | $563.8 |
| **Adjustments:** | | | | | | | | | | | | | |
| Operating Model | (20.4) | (20.4) | (20.4) | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 |
| Impairment Charge | 15.6 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 |
| **Non-GAAP** | **$1,489.9** | **$1,607.3** | **$1,782.2** | **$1,851.8** | **$1,992.0** | **$579.8** | **$602.9** | **$575.6** | **$556.4** | **$2,314.7** | **$613.1** | **$640.0** | **$563.8** |
| **Opex** | | | | | | | | | | | | | |
| **GAAP** | $859.9 | $964.5 | $1,106.9 | $1,172.2 | $1,309.1 | $357.2 | $399.2 | $373.9 | $410.3 | $1,540.6 | $364.3 | $391.7 | $380.6 |
| **Adjustments:** | | | | | | | | | | | | | |
| Operating Model | (14.5) | (14.5) | (14.5) | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 |
| Bad Debt Write-off | 0.0 | (17.6) | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 |
| IT and other separation costs | 0.0 | 0.0 | 0.0 | (19.2) | (57.1) | (15.4) | (24.7) | (21.1) | (13.5) | (74.7) | (1.7) | (5.4) | (4.9) |
| Severance and other costs | 0.0 | 0.0 | 0.0 | (25.3) | (5.1) | (0.2) | 0.2 | (0.2) | (11.4) | (11.6) | (1.0) | (0.5) | (8.1) |
| Legal, settlements and related costs | 0.0 | 0.0 | 0.0 | (17.5) | (9.2) | (0.9) | (0.3) | (3.2) | (3.2) | (7.6) | (1.5) | (1.4) | (0.2) |
| Other [1] | 0.0 | 0.0 | (44.8) | (19.1) | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 5.5 |
| **Non-GAAP** | **$845.4** | **$932.4** | **$1,047.6** | **$1,091.1** | **$1,237.7** | **$340.7** | **$374.4** | **$349.4** | **$382.2** | **$1,446.7** | **$360.1** | **$384.4** | **$372.9** |
| **EBIT** | | | | | | | | | | | | | |
| **GAAP** | $634.8 | $663.2 | $695.7 | $679.6 | $682.9 | $222.6 | $203.7 | $201.7 | $146.1 | $774.1 | $248.8 | $248.3 | $183.2 |
| **Adjustments:** | | | | | | | | | | | | | |
| Operating model | (5.9) | (5.9) | (5.9) | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 |
| Impairment Charge | 15.6 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 |
| Bad Debt Write-off | 0.0 | 17.6 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 |
| IT and other separation costs | 0.0 | 0.0 | 0.0 | 19.2 | 57.1 | 15.4 | 24.7 | 21.1 | 13.5 | 74.7 | 1.7 | 5.4 | 4.9 |
| Severance and other costs | 0.0 | 0.0 | 0.0 | 25.3 | 5.1 | 0.2 | (0.2) | 0.2 | 11.4 | 11.6 | 1.0 | 0.5 | 8.1 |
| Legal, settlements and related costs | 0.0 | 0.0 | 0.0 | 17.5 | 9.2 | 0.9 | 0.3 | 3.2 | 3.2 | 7.6 | 1.5 | 1.4 | 0.2 |
| Other [1] | 0.0 | 0.0 | 44.8 | 19.1 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | (5.5) |
| **Non-GAAP** | **$644.5** | **$674.9** | **$734.6** | **$760.7** | **$754.3** | **$239.1** | **$228.5** | **$226.2** | **$174.2** | **$868.0** | **$253.0** | **$255.6** | **$190.9** |

Note: Quarterly results not audited.
(1) For 2008, includes IPO costs. For 2009, includes IPO offset by a gain on patent settlement and sale of a non-strategic intangible asset. For 2012, includes sale of a certain non-core intangible asset.

MJN Proprietary Information 30

# Reconciliation of GAAP to Non-GAAP

| | 2006 | 2007 | 2008 | 2009 | 2010 | 2011 | | | | | 2012 | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **In millions, except per share data** | FY | FY | FY | FY | FY | Q1 | Q2 | Q3 | Q4 | FY | Q1 | Q2 | Q3 |
| **Net Earnings** | | | | | | | | | | | | | |
| **GAAP** | $404.7 | $429.6 | $401.0 | $410.6 | $458.2 | $148.9 | $134.9 | $145.9 | $89.3 | $519.0 | $169.8 | $171.1 | $139.2 |
| **Adjustments:** | | | | | | | | | | | | | |
| Operating model | (5.9) | (5.9) | (5.9) | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 |
| Impairment Charge | 15.6 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 |
| Bad Debt Write-off | 0.0 | 17.6 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 |
| IT and other separation costs | 0.0 | 0.0 | 0.0 | 19.2 | 57.1 | 15.4 | 24.7 | 21.1 | 13.5 | 74.7 | 1.7 | 5.4 | 4.9 |
| Severance and other costs | 0.0 | 0.0 | 0.0 | 25.3 | 5.1 | 0.2 | (0.2) | 0.2 | 11.4 | 11.6 | 1.0 | 0.5 | 8.1 |
| Legal, settlements and related costs | 0.0 | 0.0 | 0.0 | 17.5 | 9.2 | 0.9 | 0.3 | 3.2 | 3.2 | 7.6 | 1.5 | 1.4 | 0.2 |
| Other [1] | 0.0 | 0.0 | 44.8 | 19.1 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | (5.5) |
| Interest expense | (103.8) | (103.7) | (60.5) | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 |
| Income Tax Expense | 29.2 | 21.4 | 17.0 | (24.4) | (25.9) | (5.8) | (8.2) | (8.2) | (7.1) | (29.3) | (1.0) | (1.9) | (3.2) |
| **Non-GAAP** | **$339.8** | **$359.0** | **$396.4** | **$467.3** | **$503.7** | **$159.6** | **$151.5** | **$162.2** | **$110.3** | **$583.6** | **$173.0** | **$176.5** | **$143.7** |
| **Net Earnings attributable to shareholders** | | | | | | | | | | | | | |
| **GAAP** | $398.2 | $422.5 | $393.9 | $399.6 | $452.7 | $146.1 | $132.1 | $144.7 | $85.6 | $508.5 | $164.2 | $165.8 | $140.3 |
| **Adjustments:** | | | | | | | | | | | | | |
| Operating model | (5.9) | (5.9) | (5.9) | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 |
| Impairment Charge | 15.6 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 |
| Bad Debt Write-off | 0.0 | 17.6 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 |
| IT and other separation costs | 0.0 | 0.0 | 0.0 | 19.2 | 57.1 | 15.4 | 24.7 | 21.1 | 13.5 | 74.7 | 1.7 | 5.4 | 4.9 |
| Severance and other costs | 0.0 | 0.0 | 0.0 | 25.3 | 5.1 | 0.2 | (0.2) | 0.2 | 11.4 | 11.6 | 1.0 | 0.5 | 8.1 |
| Legal, settlements and related costs | 0.0 | 0.0 | 0.0 | 17.5 | 9.2 | 0.9 | 0.3 | 3.2 | 3.2 | 7.6 | 1.5 | 1.4 | 0.2 |
| Other [1] | 0.0 | 0.0 | 44.8 | 19.1 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | (5.5) |
| Interest expense | (103.8) | (103.7) | (60.5) | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 |
| Income Tax Expense | 29.2 | 21.4 | 17.0 | (24.4) | (25.9) | (5.8) | (8.2) | (8.2) | (7.1) | (29.3) | (1.0) | (1.9) | (3.2) |
| **Non-GAAP** | **$333.3** | **$351.9** | **$389.3** | **$456.3** | **$498.2** | **$156.8** | **$148.7** | **$161.0** | **$106.6** | **$573.1** | **$167.4** | **$171.2** | **$144.8** |
| **EPS** | | | | | | | | | | | | | |
| Diluted GAAP shares | 170.0 | 170.0 | 170.0 | 200.7 | 205.1 | 205.3 | 205.1 | 204.7 | 204.7 | 205.0 | 204.6 | 204.7 | 204.3 |
| **GAAP EPS** | **$2.34** | **$2.49** | **$2.32** | **$1.99** | **$2.20** | **$0.71** | **$0.64** | **$0.70** | **$0.42** | **$2.47** | **$0.80** | **$0.81** | **$0.69** |
| Diluted Non-GAAP shares [2] | 204.5 | 204.5 | 204.5 | 204.6 | 205.1 | 205.3 | 205.1 | 204.7 | 204.7 | 205.0 | 204.6 | 204.7 | 204.3 |
| **Non-GAAP EPS** | **$1.63** | **$1.72** | **$1.90** | **$2.23** | **$2.42** | **$0.76** | **$0.72** | **$0.78** | **$0.52** | **$2.79** | **$0.82** | **$0.83** | **$0.71** |

Note: Quarterly results not audited.
(1) For 2008, includes IPO costs. For 2009, includes IPO offset by a gain on patent settlement and sale of a non-strategic intangible asset. For 2012, includes sale of a certain non-core intangible asset.
(2) Prior to February 10, 2009, there were 170.0 million shares of common stock outstanding. The company issued an additional 34.5 million shares of common stock in the IPO.
For Non-GAAP EPS, the diluted shares number of shares outstanding is 204.5 million through Q1 2009

MJN Proprietary Information 31